UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2017

AMERICAN INTERNATIONAL VENTURES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30368	22-3489463
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification Number)

15105 Kestrelglen Way, Lithia, Florida	33547
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (813) 260-2866

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

Resignation of DLL CPAs

On June 19, 2017 DLL CPAs (the “Former Auditor”) resigned as the Company’s independent registered public accounting firm.

The Former Auditor was the independent registered public accounting firm for the Registrant from December 28, 2016 until June 19, 2017.  The Former Auditor did not provide any reports on the Registrant's financial statements.  None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the twelve month period ended May 31, 2017 and the subsequent interim periods preceding June 19, 2017 in which the Former Auditor served as the Registrant's principal independent accountants.

The Registrant has provided the Former Auditor with a copy of this disclosure and has requested that the Former Auditor furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from the Former Auditor addressed to the Securities and Exchange Commission dated June 19, 2017 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

16.1	Letter to the Securities and Exchange Commission from DLL CPAs

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN INTERNATIONAL VENTURES, INC.

By:	/s/ Jack Wagenti
Name: Jack Wagenti
Title: Chairman
Date: June 21, 2017

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